NATIONWIDE MUTUAL FUNDS
Nationwide GQG US Quality Equity Fund

Supplement dated November 15, 2021
to the Statement of Additional Information (“SAI”) dated January 15, 2021

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective immediately, the SAI is amended as follows:

a.	The first paragraph on page 29 of the SAI, under the heading “Disclosure of Portfolio Holdings,” is deleted in its entirety and replaced with the following:

The Fund discloses its complete portfolio holdings information to the SEC using Form N-PORT within 60 days of the end of the third month of the first and third quarters of the Fund’s fiscal year and on Form N-CSR on the second and fourth quarters of the Fund’s fiscal year. Shareholders receive either complete portfolio holdings information or summaries of Fund portfolio holdings with their annual and semiannual reports.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE